                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) November 13, 2006
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                            MORGAN GROUP HOLDING CO.
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             (Exact Name of Registrant as Specified in its Charter)

   Delaware                        333-73996                       13-4196940
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(State of other                (Commission File                  (IRS Employer
Jurisdiction of                    Number)                       Identification)
Incorporation)

                  401 Theodore Fremd Avenue Rye, New York 10580
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                (Address of Principal Executive Offices) Zip Code

        Registrant's Telephone Number, Including Area Code: 914-921-1877
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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  Regulation FD Disclosure.

EXPLANATION FOR FAILURE TO ACCOMPANY SEPTEMBER 30, 2006, FORM 10-QSB WITH RULE
15D-14 AND SECTION 906 CERTIFICATIONS

Morgan Group Holding Co.  ("Holdings") is a holding company that has a 64.2%
ownership  interest  and a 77.6%  voting  interest  in The  Morgan  Group,  Inc.
("Morgan").

On November 13, 2006, Holdings filed its Quarterly Report on Form 10-QSB for the quarter ended September 30 2006 (the "Form 10-QSB"). The certifications of periodic financial reports required under Rule 15d-4 promulgated under the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section
906(a) of the Sarbanes-Oxley Act of 2002 did not accompany the Form 10-QSB.

On October 3, 2002, Morgan closed down its operations when its liability insurance expired and it was unable to secure replacement insurance. On October
18, 2002, Morgan and two of its operating subsidiaries (collectively, the
"Debtors") filed voluntary petitions under Chapter 11 of the United States
Bankruptcy Code (the "Bankruptcy") in the United States Bankruptcy Court for the
Northern District of Indiana, South Bend Division. The Debtors intend to conduct
An orderly liquidation of their assets.

As a result of the Bankruptcy, Morgan's corporate, financial and accounting staff were substantially eliminated. On November 12, 2002, Morgan filed a Form
15 with the Securities and Exchange Commission to terminate its registration under Section 12(g) of the Exchange Act.

On April 29, 2003, Holdings, individually and on behalf of all others similarly situated, commenced an action against Ernst & Young LLP, among others, in the
United States District Court, Southern District of New York. The allegations in the lawsuit do not relate to the audit by Ernst & Young of any of Holdings'
financial statements but rather to the audit by Ernst & Young of the financial statements of Morgan.

By letter dated May 2, 2003, Ernst & Young LLP confirmed that the client-auditor relationship between Holdings and Ernst & Young ceased. Because Holdings'
interim financial statements contained in the Form 10-Q have not been reviewed by independent public accountants as required by Regulation S-X, the Form 10-Q does not fully comply with the requirements of Section 13(a) or 15(d) of the
Exchange Act and therefore neither the chief executive officer nor the chief financial officer of Holdings are able to make the required certifications.

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                                    SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant
has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Morgan Group Holding Co.

                                                  /s/ Robert E. Dolan
                                                  ------------------------------
                                                  Robert E. Dolan
                                                  Chief Financial Officer

Date: November 13, 2006

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